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                                                               Exhibit (23)(a)


                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We consent to the incorporation by reference in this Registration Statement of Weingarten Realty Investors on Form S-3 of our report dated February 22, 1995, appearing in the Annual Report on Form 10-K of Weingarten Realty Investors for the year ended December 31, 1994, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.


DELOITTE & TOUCHE LLP


Houston, Texas
April 21, 1995